Exhibit 10.3

MODIFICATION AGREEMENT

WELLS FARGO BANK, National Association (“Lender”) has extended credit (the “Loan”) to Gaiam, Inc., Gaiam Americas, Inc., Gaiam.com, Inc., Gaiaim Direct, Inc., Gaiam International, Inc., Gaiam International II, Inc., Gaiam International III, Inc., Gaiam Media, Inc., Gaiam Shared Services, Inc., Gaiam Travel, Inc., and GT Media, Inc. (individually and collectively “Borrower”) pursuant to a promissory note dated July 29, 2005, as amended from time to time, in the original principal amount of $15,000,000.00 (the “Note”).

The Note and any loan agreements, guaranties, subordinations, deeds of trust, mortgages, security agreements, and any other instruments and documents executed in connection therewith, together with any previous modifications to any of these instruments or documents, shall be referred to as the “Loan Documents.”

Borrower has requested certain modifications to the Loan Documents and Lender is willing to grant such modifications on the following terms and conditions (this agreement being hereinafter called the “Modification”):

Provided that all conditions stated herein are satisfied, the terms of the Loan Documents are hereby modified as follows:

A.           The maturity date of the Note is hereby modified to be June 19, 2010, at which time all principal, interest and other amounts due under the Note shall be paid in full.

B.             The undersigned intend and agree that the effective date of this agreement shall be December 21, 2009.

As preconditions to the terms of this Modification, Borrower shall pay or shall have paid all reasonable fees, costs, and expenses, of whatever kind or nature, incurred by Lender in connection with this Modification, including but not limited to attorney’s fees, lien search fees, title reports and policies, and recording and filing fees, and shall have further paid to Lender a non-refundable fee of $ 0.00 at the time this Modification is signed.

Except as specifically provided herein, all terms and conditions of the Loan Documents (as modified by any previous written agreements) remain in full force and effect, without waiver or modification, and are hereby ratified and confirmed as valid and enforceable in all respects. To the extent of any conflict between the terms of this Modification and the terms of any Loan Documents, the terms of this Modification shall control. All terms defined in the Note and any other of the Loan Documents modified herein shall have the same meaning when used in this Modification. Each undersigned Borrower, whether or not presently liable for payment of the indebtedness, hereby ratifies and confirms his/her/its respective liability for payment of same and agrees to pay same in the capacity stated.

Borrower certifies that as of the date of this Modification there exists no Event of Default under the Note, nor any condition, act or event which with the giving of notice or the passage of time or both would constitute any such Event of Default. Borrower further certifies that, notwithstanding the modifications set forth herein, any and all the real property securing the Note shall remain subject to the lien, charge or encumbrance of the deed of trust, mortgage or other document pursuant to which such lien, charge or encumbrance is created, and nothing contained herein or done pursuant hereto shall affect or be construed to affect the priority of the lien, charge or encumbrance of any such deed of trust, mortgage or other document over any other liens, charges or encumbrances.

Final Agreement. The persons and entities signing below (“Party”, or collectively, the “Parties”) acknowledge and agree that each Party’s execution of this Modification constitutes acknowledgment that such Party (i) agrees that there are no oral agreements relating to this Loan, (ii) agrees that agreements will be binding upon Lender only if in writing and signed by Lender, and (iii) acknowledges receipt of the following Notice, and to the fullest extent allowed by law, agrees to be bound by the terms of this Modification and this Notice: NOTICE: THIS DOCUMENT AND ALL OTHER DOCUMENTS RELATING TO THIS LOAN CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY

EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES RELATING TO THIS LOAN.

Facsimile and Counterpart. This document may be signed in any number of separate copies, each of which shall be effective as an original, but all of which taken together shall constitute a single document. An electronic transmission or other facsimile of this document or any related document shall be deemed an original and shall be admissible as evidence of the document and the signer’s execution.

Dated: January 21, 2010

LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ David F. Marusiak
David F. Marusiak

BORROWER:

Gaiam, Inc., a corporation formed under the laws of the State of Colorado.

By:	/s/ Lynn Powers
Name: Lynn Powers
Title: President

Gaiam Americas, Inc., a corporation formed under the laws of the State of Colorado.

By:	/s/ Lynn Powers
Name: Lynn Powers
Title: President

Gaiam.com, Inc., a corporation formed under the laws of the State of Colorado.

By:	/s/ Lynn Powers
Name: Lynn Powers
Title: President

Gaiam Direct, Inc., a corporation formed under the laws of the State of Colorado.

By:	/s/ Lynn Powers
Name: Lynn Powers
Title: President

Gaiam International, Inc., a corporation formed under the laws of the State of Colorado.

By:	/s/ John Jackson
Name: John Jackson
Title: Vice President

Gaiam International II, Inc., a corporation formed under the laws of the State of Colorado.

By:	/s/ John Jackson
Name: John Jackson
Title: Vice President

Gaiam International III, Inc., a corporation formed under the laws of the State of Colorado.

By:	/s/ John Jackson
Name: John Jackson
Title: Vice President

Gaiam Media, Inc., a corporation formed under the laws of the State of Colorado.

By:	/s/ Lynn Powers
Name: Lynn Powers
Title: President

Gaiam Shared Services, Inc., a corporation formed under the laws of the State of Colorado.

By:	/s/ Lynn Powers
Name: Lynn Powers
Title: President

Gaiam Travel, Inc., a corporation formed under the laws of the State of Colorado.

By:	/s/ Lynn Powers
Name: Lynn Powers
Title: President

GT Media, Inc., a corporation formed under the laws of the State of Colorado.

By:	/s/ Lynn Powers
Name: Lynn Powers
Title: President

Source ID  0800065308

Athena Job ID  1665822095

Itrac   782232

Obligor  2775220168

Obligation  34

Processor Initials MAM